UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2022

MarineMax, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida	33759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-531-1700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on August 8, 2022, MarineMax, Inc., a Florida corporation (“MarineMax” or the “Company”), and its wholly-owned subsidiary, MarineMax East, Inc., a Delaware corporation (the “Buyer”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Island Marina Holdings LLC, a Delaware limited liability company, and Island Marinas Subsidiary Corp., a Delaware corporation (together, the “Sellers”), pursuant to which the Buyer agreed, subject to specified terms and conditions, to purchase all of the outstanding membership interest units of Island Global Yachting LLC, a Delaware limited liability company, and, as part of the overall transaction, the outstanding membership interest of Island Gardens Deep Harbour, LLC, a Delaware limited liability company (the “Transaction”). The Transaction closed on October 3, 2022, effective as of October 1, 2022. The Transaction was consummated for an aggregate cash purchase price of $480 million in cash, subject to customary purchase price adjustments set forth in the Purchase Agreement, with an additional potential payment of up to $100 million in cash two years after closing, subject to the achievement of certain performance metrics set forth in the Purchase Agreement.

On October 4, 2022 the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had consummated the Transaction and that the financial statements required by Item 9.01(a) and the pro forma financial information required by the Item 9.01(b) of the Current Report on Form 8-K would be filed by amendment. This Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) amends the Initial Form 8-K solely to provide the required financial statements and pro forma financial information.

This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated in this Amended Form 8-K, this Amended Form 8-K does not reflect events occurring after the filing of the Initial Form 8-K with the SEC on October 4, 2022 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited Consolidated Balance Sheets of Island Global Yachting LLC and its subsidiaries (collectively, “IGY”) as of December 31, 2021 and 2020, the audited Consolidated Statements of Operations of IGY for the years ended December 31, 2021 and 2020, the audited Consolidated Statements of Comprehensive Income (Loss) of IGY for the years ended December 31, 2021 and 2020, the audited Consolidated Statements of Members’ Equity of IGY for the years ended December 31, 2021 and 2020, the audited Consolidated Statements of Cash Flows of IGY for the years ended December 31, 2021 and 2020, and the notes related to such audited consolidated financial statements (collectively, the “Audited Consolidated Financial Statements of IGY”) are filed as Exhibit 99.1. The Audited Consolidated Financial Statements of IGY are incorporated in this Item 9.01(a) by reference.

The audited Balance Sheets of Island Gardens Deep Harbour, LLC (“IGDH”) as of December 31, 2021 and 2020, the audited Statements of Operations of IGDH for the years ended December 31, 2021 and 2020, the audited Statements of Changes in Member’s Equity of IGDH for the years ended December 31, 2021 and 2020, the audited Statements of Cash Flows of IGDH for the years ended December 31, 2021 and 2020, and the notes related to such audited financial statements (collectively, the “Audited Financial Statements of IGDH”) are filed as Exhibit 99.2. The Audited Financial Statements of IGDH are incorporated in this Item 9.01(a) by reference.

The unaudited Combined Condensed Balance Sheets of IGY and IGDH (collectively, “IGY Marinas”) as of June 30, 2022 and December 31, 2021, the unaudited Combined Condensed Statements of Operations of IGY Marinas for the six months ended June 30, 2022 and June 30, 2021, the unaudited Combined Condensed Statements of Comprehensive Income (Loss) of IGY Marinas for the six months ended June 30, 2022 and June 30, 2021, the unaudited Combined Condensed Statements of Members’ Equity of IGY Marinas for the six months ended June 30, 2022 and June 30, 2021, the unaudited Combined Condensed Statements of Cash Flows of IGY Marinas for the six months ended June 30, 2022 and June 30, 2021, and the notes related to such unaudited combined condensed financial statements (collectively, the “Unaudited Combined Condensed Financial Statements of IGY Marinas”), are filed as Exhibit 99.3. The Unaudited Combined Condensed Financial Statements of IGY Marinas are incorporated this Item 9.01(a) by reference.

(b) Pro forma financial information.

The unaudited Condensed Combined Pro Forma Balance Sheet of the Company and IGY Marinas as of June 30, 2022, the unaudited Condensed Combined Pro Forma Statement of Operations of the Company and IGY Marinas for the nine months ended June 30, 2022, the unaudited Condensed Combined Pro Forma Statement of Operations of the Company and IGY Marinas for the fiscal year ended September 30, 2021, and the notes related to such unaudited condensed combined pro forma financial statements (collectively, the “Pro Forma Financial Statements”), are filed as Exhibit 99.4 and are incorporated in this Item 9.01(b) by reference.

The pro forma financial information included in this Amended Form 8-K has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the Transaction.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Scott and Company LLC

23.2	Consent of SuggsJohnson, LLC

99.1	Audited Consolidated Financial Statements of IGY.

99.2	Audited Financial Statements of IGDH.

99.3	Unaudited Combined Condensed Financial Statements of IGY Marinas.

99.4	Pro Forma Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.

	By:	/s/ Michael H. McLamb Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary
November 7, 2022